LAND USE RIGHTS, NET (Schedule of Estimated Amortization Expense of Land Use Rights Acquired for Each of Next Five Years) (Details) (Land use rights [Member], USD $)
In Thousands, unless otherwise specified
Dec. 31, 2014
Land use rights [Member]
Estimated amortization expense of land use rights acquired
2015	$ 173
2016	173
2017	173
2018	173
2019 and thereafter	$ 14,597